UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-23822

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Antetokounmpo Sustainable Equities Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr.,
Global Chief Investment Officer
Calamos Antetokounmpo Asset Management LLC
2020 Calamos Court,
Naperville, Illinois
60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:	(630) 245-7200

DATE OF FISCAL YEAR END:	December 31, 2023

DATE OF REPORTING PERIOD:	January 1, 2023 through June 30, 2023

ITEM 1(a). REPORT TO SHAREHOLDERS.

TIMELY INFORMATION INSIDE

Calamos Antetokounmpo Sustainable Equities Fund

SEMIANNUAL REPORT JUNE 30, 2023

Visit www.calamos.com/paperless to enroll. You can view shareholder communications, including fund prospectuses, annual reports and other shareholder materials online long before the printed publications arrive by traditional mail.

Calamos Antetokounmpo Sustainable Equities Fund

A Mutual Fund for a Brighter Future

Calamos Antetokounmpo Sustainable Equities Fund provides the opportunity to invest in what we deem are high-quality growth companies, primarily in the US, that we believe contribute to a more sustainable world and improved conditions for humankind.

Fund Overview

The Fund employs an integrated, fundamental and proprietary sustainable process to evaluate and select what we deem are high-quality US growth opportunities across market capitalizations.

Key Features

•  Seeking a better way to invest

We invest in high-quality companies that have strong financial metrics and seek to address nonfinancial risks related to governance, ecological impact and human development.

•  Authentic heritage

The Fund is managed by the Calamos Sustainable Equities Team, which established and maintains one of the longest running ESG processes in the United States, consistently applied for more than 25 years. This background provides Co-Portfolio Managers James Madden and Anthony Tursich and Associate Portfolio Manager Beth Williamson with a depth of perspective on sustainable investing.

•  Seeking positive long-term societal and investment returns

We invest in companies that we believe are realizing positive social and environmental benefits across market cycles. Calamos Antetokounmpo Asset Management LLC seeks to donate a portion of its profits to charity.

Portfolio Fit

The Fund can serve as a US equity allocation for investors seeking above-average returns with potentially lower volatility from a portfolio of high-quality sustainability-principled companies offering enhanced prospects for growth.

Calamos Antetokounmpo Asset Management LLC ("CGAM") serves as the Fund's adviser ("Adviser"). CGAM is jointly owned by Calamos Advisors LLC and Original C Fund, LLC, an entity whose voting rights are wholly owned by Original PE, LLC which, in turn, is wholly owned by Giannis Sina Ugo Antetokounmpo.

Mr. Antetokounmpo serves on the Adviser's Board of Directors and has indirect control of half of the Adviser's Board.

Mr. Antetokounmpo is not a portfolio manager of the Fund and will not be involved in the day-to-day management of the Fund's investments, and neither Original C nor Mr. Antetokounmpo shall provide any "investment advice" to the Fund. Mr. Antetokounmpo provided input in selecting the initial strategy for the Fund.

Mr. Antetokounmpo will be involved with marketing efforts on behalf of the Adviser.

If Mr. Antetokounmpo is no longer involved with the Fund or the Adviser then "Antetokounmpo" will be removed from the name of the Fund and the Adviser. Further, shareholders would be notified of any change in the name of the Fund or its strategy. The Adviser is jointly owned and controlled by Calamos Advisors LLC and, indirectly, by Mr. Antetokounmpo, a well-known professional athlete. Unanticipated events, including, without limitation, death, adverse reputational events or business disputes, could result in Mr. Antetokounmpo no longer being associated or involved with the Adviser. Any such event could adversely impact the Fund and result in shareholders experiencing substantial losses.

TABLE OF CONTENTS

Letter to Shareholders	1
Investment Team Discussion	3
Expense Overview	5
Schedule of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes In Net Assets	10
Notes to Financial Statements	11
Financial Highlights	16
Report of Independent Registered Public Accounting Firm	20
Trustee Approval of Management Agreement	21

Letter to Shareholders

JOHN P. CALAMOS, SR.

Global Chief Investment Officer

Dear Shareholder,

Welcome to the first shareholder report for Calamos Antetokounmpo Sustainable Equities Fund. This report will discuss the period from the Fund's inception on February 3, 2023, through June 30, 2023. In this report, you will find commentary about the performance and positioning of the Fund, as well as a listing of portfolio holdings and financial statements and highlights.

The Fund continues our heritage of innovation

Since the 1970s, Calamos Investments has provided investors with innovative approaches for achieving long-term asset allocation goals, and this Fund continues that tradition. Calamos Antetokounmpo Sustainable Equities Fund follows a time-tested, fundamentally driven, proprietary process to seek to identify high-quality growth-oriented companies positioned to benefit from durable secular tailwinds relating to governance, ecological impact and human development.

Managing risk is key to long-term returns, and we believe this Fund offers many advantages in this regard. The Fund's team considers not only traditional financial indicators but also nonfinancial indicators, such as sustainability factors, which we believe can have significant impacts on a company's growth prospects and financial performance. Additionally, the Fund's team delivers an authentic heritage in sustainable investing, with pioneering experience that extends back to the 1990s.

In addition to investing in companies that, in our opinion, are realizing positive social and environmental benefits across market cycles, the Fund is part of a broader partnership between Calamos Investments and Giannis Antetokounmpo. This partnership, Calamos Antetokounmpo Asset Management LLC, seeks to donate a portion of its profits to charity.

Market Review and Outlook

Since the launch of the Fund, US economic data has been steady but not spectacular. The labor market stayed strong, and financial conditions continued to be quite easy despite the best efforts of central bankers around the world. A debt ceiling crisis was averted, and the systematic bank failures that many people feared in the wake of the Silicon Valley Bank collapse in March did not come to pass. Inflation data moderated, and market participants grew more confident that the Federal Reserve was largely done with its current tightening cycle. The first half of the year was also dominated by buzz around artificial intelligence, particularly the mass adoption of the first artificial intelligence (AI) "killer app" Chat GPT.

From February through the end of the reporting period, broad benchmarks pointed to strong rallies in US equities, with the market-cap weighted S&P 500 Index

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Letter to Shareholders

returning nearly 10%. However, a handful of mega-cap technology-oriented names drove the gains of the index. Meanwhile, most other stocks in the S&P 500 Index posted less impressive performance, with the S&P 500 Equal Weight Index slightly negative for the period.

Looking to the second half of the year, we believe that the US economy can continue to expand, albeit at a slower pace and with variations across industries. We also expect ongoing volatility, due to Fed policy, inflation, fiscal policy and geopolitics. For example, although inflation is moderating, we're not out of the woods, and fiscal policy uncertainty will only increase as the US presidential election grows nearer.

We encourage investors to be prepared for volatility because it's not unusual to see the stock market give some gains back after rising rapidly. Although the stock market may not maintain the same pace as it has over recent months and may move sideways, we expect that the extraordinarily narrow leadership of recent months will broaden, favoring a larger pool of growth-oriented quality companies—the types of stocks that are well represented in the Fund. Given these crosscurrents, individual security selection and risk management will be paramount. Understanding the thematic drivers that are disrupting the status quo and creating new winners and losers will also be essential.

We maintain high conviction in our team's proprietary, quality-focused and fundamentally driven approach. In a world increasingly attuned to environmental, social and governance considerations, we believe our team's focus on financial and nonfinancial risks will continue to provide an important edge in identifying companies across the economy that are best positioned to innovate, manage risk and capitalize on secular change.

In closing

Thank you for choosing Calamos Antetokounmpo Sustainable Equities Fund. For more on our team's approach to sustainable investing and a wealth of thought leadership, I invite you to visit our website, www.calamos.com.

Sincerely,

John P. Calamos, Sr.
Global Chief Investment Officer

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in US dollar terms. The S&P 500 Index is an unmanaged, market-capitalization weighted index generally considered representative of the US stock market. The S&P 500 Equal Weight Index is not market-capitalization weighted. From February 1, 2023, through June 30, 2023, the S&P 500 Index returned 9.98% and the S&P 500 Equal Weight Index returned -0.33%. Source: Morningstar. Past performance is no guarantee of future results. Data shown for full monthly periods.

The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. Opinions are as of the publication date, subject to change and may not come to pass.

This information is being provided for informational purposes only and should not be considered investment advice.

CALAMOS ANTETOKOUNMPO SUSTAINABLE EQUITIES TRUST SEMIANNUAL REPORT

Investment Team Discussion   (Unaudited)

CALAMOS ANTETOKOUNMPO SUSTAINABLE EQUITIES FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the period from Fund inception on February 3, 2023, through June 30, 2023, Calamos Antetokounmpo Sustainable Equities Fund posted a return of 4.70% (Class I Shares at net asset value) versus a return of 9.98% for the S&P 500 Index.* The Fund lagged the market cap-weighted benchmark, but handily outperformed an equally weighted basket of S&P 500 stocks.

What factors influenced performance during the reporting period?

On the surface, US stocks delivered strong performance based on a 9.98% return for the period (approximately five months) as measured by the S&P 500 Index. Yet, it should also be noted that the performance was dominated by the largest eight names in the index, which accounted for all of the market cap-weighted index's performance for the period. An equally weighted S&P 500 delivered a -0.33% return for the period, a much different experience. Investors piled into US large-cap technology stocks, most of which have sizable cash balances, strong cash flows, and are boosted by the exuberance over artificial intelligence prospects.

The economy has remained surprisingly resilient throughout the Federal Reserve's aggressive interest rate hike cycle, which may finally be close to its conclusion. Fears of a significant slowdown in bank lending have mostly faded and the much-anticipated recession continues to get pushed out further. Although the lagged effects of higher rates may weigh on growth in 2024, employment data is holding remarkably steady with historically low layoffs, and consumer spending remains healthy. Americans of all income levels continue to play "catch-up" on the activities they skipped during the pandemic lockdowns, including family vacations, concerts and dining out. Even though some fears have abated as the inflation picture vastly improved, investors are looking to higher-quality businesses that may offer growth should the US economy deliver more sluggish growth going forward.

The Fund benefited from the market's preference for quality and growth, two key tenets we look for when analyzing businesses for potential inclusion in the Fund's portfolio. In addition, over the course of the reporting period, the Fund benefited from the absence of energy stocks in the portfolio, given the sector delivered a negative return in the S&P 500 Index for the period. Stock selection within materials names was also additive to performance, notably through a strong specialty chemicals holding that focuses on water hygiene and purification. The information technology sector proved to be a laggard for the period. The Fund was only slightly underweight for the period, but we did not hold the market weights in some of the mega-cap tech names that investors strongly favored as mentioned previously. Our information technology holdings did perform well overall but were not quite at the level of the market cap weighted index.

*  The S&P 500 Index is generally considered representative of the US stock market. Unmanaged index returns, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.

SECTOR WEIGHTINGS

Information Technology	28.9%
Industrials	14.7
Health Care	13.5
Consumer Discretionary	8.1
Financials	7.6
Consumer Staples	6.6
Communication Services	6.3
Materials	3.8
Real Estate	3.3
Utilities	3.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

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Investment Team Discussion   (Unaudited)

Additionally, portfolio holdings in consumer discretionary lagged those of the market, and again, the brunt of the relative performance gap was due to not owning some of the larger-cap, tech-related consumer names.

How is the Fund positioned?

The prospect for further outperformance in big-cap tech is becoming less likely in our opinion given extended valuations and continued central bank hiking in developing markets. We believe that broader exposure to other economic sectors will pay off. As such, Calamos Antetokounmpo Sustainable Equities Fund is overweight quality stocks with reasonable valuations in the industrials, materials and health care sectors. Quality, more broadly, should hold up given that interest rates are not likely to go down soon, global economic growth isn't rebounding, and 2023 earnings are flattish. After several months of investor complacency, the "risk" part of the risk-and-return equation is likely to matter in coming quarters, and we believe the Fund is positioned accordingly.

What closing thoughts do you have for Fund shareholders?

It's not just big-cap technology stocks that have been hot as of late. Global temperatures in June hit the highest level on record for this time of the year, causing temperatures to exceed pre-industrial levels by more than 1.5°C for the first time. A heat wave smashed temperature records in China, and the country joins India, the UK and other nations in bracing for a scorching summer. Europe already had the warmest summer on record last year, contributing to thousands of deaths, marine heat waves and extreme weather. The world's oceans were the warmest on record in April and May, a development that could mean more severe weather over the next few months and trigger a rise in sea levels. Texans' power prices surged 80% in a matter of hours amid shrinking spare electricity supplies in June as searing heat puts the state's grid to the test.

Climate change is clearly taking a major human, economic and environmental toll. Putting a price on carbon is one of the strongest levers to tackle climate change. This is happening. Today, there are 70 carbon pricing initiatives globally, whether through carbon taxes or emissions trading schemes, covering 23% of global emissions.

We believe companies that are already reducing their emission profiles—and future environmental liabilities—have a competitive advantage and are better positioned to outperform over the long term. We continue to work diligently to seek to identify the best US-listed investment opportunities in this regard.

The principal risks of investing in the Calamos Antetokounmpo Sustainable Equities Fund include: equity securities risk consisting of market prices declining in general, growth stock risk consisting of potential increased volatility due to securities trading at higher multiples, large-capitalization stocks as a group could fall out of favor with the market, small and mid-sized company risk, sector risk, portfolio turnover risk, and portfolio selection risk.

The Fund's ESG policy could cause it to perform differently compared to similar funds that do not have such a policy. The application of the social and environmental standards of Calamos Advisors may affect the Fund's exposure to certain issuers, industries, sectors, and factors that may impact the relative financial performance of the Fund-positively or negatively-depending on whether such investments are in or out of favor.

CALAMOS ANTETOKOUNMPO SUSTAINABLE EQUITIES TRUST SEMIANNUAL REPORT

Expense Overview   (Unaudited)

EXPENSE OVERVIEW

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1) Transaction costs, including sales charges, or loads, on purchase payment and redemption fees.

2) Ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 3, 2023 (the Fund's inception date) to June 30, 2023. It is intended to help you understand the ongoing costs associated with investing in the mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of the Fund's chart:

Actual

In this part of the chart, you'll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in the fund from February 3, 2023 to June 30, 2023, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. In this example, you would multiply 8.6 times the figure.

Hypothetical

In this part of the chart, you'll see the hypothetical expenses you would have paid on a $1,000 investment from January 1, 2023 to June 30, 2023, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you'll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

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Expense Overview   (Unaudited)

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period and held through June 30, 2023.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
Actual Expenses per $1,000*	$5.60	$8.70	$4.57	$4.57
Actual – Ending Balance	$1,046.00	$1,043.00	$1,047.00	$1,047.00
Hypothetical Expenses per $1,000**	$6.76	$10.49	$5.51	$5.51
Hypothetical – Ending Value	$1,018.10	$1,014.38	$1,019.34	$1,019.34
Annualized expense ratio(a),(b)	1.35%	2.10%	1.10%	1.10%

*  Expenses for all Fund Classes A, C, I, and R6, are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 148/365.

**  Expenses for all Fund Classes A, C, I, and R6, are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

(a)  February 3, 2023 (commencement of operations) through June 30, 2023. Expenses for all Fund Classes of the Antetokounmpo Sustainable Equities Fund are equal to the Fund's annualized expense ratio, multiplied by the average account value from inception to period end, multiplied by 148/365.

(b)  Annualized Expense Ratios for each class of the Fund are adjusted to reflect fee waiver.

CALAMOS ANTETOKOUNMPO SUSTAINABLE EQUITIES TRUST SEMIANNUAL REPORT

Calamos Antetokounmpo Sustainable Equities Fund  Schedule of Investments June 30, 2023 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (95.9%)
	Communication Services (6.3%)
999	Alphabet, Inc. - Class A#	$119,580
1,492	Verizon Communications, Inc.	55,488
		175,068
	Consumer Discretionary (8.1%)
689	LKQ Corp.	40,148
302	NIKE, Inc. - Class B	33,332
453	Sony Group Corp.	40,788
294	Starbucks Corp.	29,124
612	TJX Cos., Inc.	51,891
137	Tractor Supply Company	30,291
		225,574
	Consumer Staples (6.6%)
109	Costco Wholesale Corp.	58,683
958	Darling Ingredients, Inc.#	61,111
288	McCormick & Company, Inc.	25,122
309	Target Corp.	40,757
		185,673
	Financials (7.6%)
643	HDFC Bank, Ltd.	44,817
459	Intercontinental Exchange, Inc.	51,904
59	MSCI, Inc.	27,688
372	PNC Financial Services Group, Inc.	46,853
230	Travelers Companies, Inc.	39,942
		211,204
	Health Care (13.5%)
750	CVS Health Corp.	51,848
712	Edwards Lifesciences Corp.#	67,163
726	Gilead Sciences, Inc.	55,953
598	Merck & Company, Inc.	69,003
447	Novo Nordisk, A/S (ADR)	72,338
119	Thermo Fisher Scientific, Inc.	62,088
		378,393
	Industrials (14.7%)
754	Ball Corp.	43,890
539	Canadian Pacific Kansas City, Ltd.	43,535
106	Deere & Company	42,950
256	Ferguson, PLC	40,271
245	Quanta Services, Inc.	48,130
128	Rockwell Automation, Inc.	42,170
167	Trane Technologies, PLC	31,941
195	United Parcel Service, Inc. - Class B	34,954
245	Waste Management, Inc.	42,488
368	Xylem, Inc.	41,444
		411,773
NUMBER OF SHARES		VALUE
	Information Technology (28.9%)
130	Accenture, PLC - Class A	$40,115
84	Adobe, Inc.#	41,075
684	Apple, Inc.	132,676
329	Applied Materials, Inc.	47,554
1,007	Cisco Systems, Inc.	52,102
118	Intuit, Inc.	54,066
387	Microsoft Corp.	131,789
124	NVIDIA Corp.	52,455
316	SAP SE	43,232
541	Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	54,598
323	TE Connectivity, Ltd.	45,272
272	Texas Instruments, Inc.	48,965
267	Visa, Inc. - Class A	63,407
		807,306
	Materials (3.8%)
203	Ecolab, Inc.	37,898
183	Linde, PLC	69,738
		107,636
	Real Estate (3.3%)
266	American Tower Corp.	51,588
340	Prologis, Inc.	41,694
		93,282
	Utilities (3.1%)
241	American Water Works Company, Inc.	34,403
781	National Grid, PLC	52,584
		86,987
	TOTAL COMMON STOCKS (Cost $2,546,153)	2,682,896
	TOTAL INVESTMENTS (95.9%) (Cost $2,546,153)	2,682,896
OTHER ASSETS, LESS LIABILITIES (4.1%)		113,984
NET ASSETS (100.0%)		$2,796,880

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

See accompanying Notes to Financial Statements

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Statement of Assets and Liabilities June 30, 2023 (Unaudited)

ASSETS
Investments in securities, at value (cost $2,546,153)	$2,682,896
Cash with custodian	125,083
Receivables:
Accrued interest and dividends	3,615
Due from investment advisor	25,586
Prepaid expenses	55,322
Total assets	2,892,502
LIABILITIES
Payables:
Investments purchased	31,001
Affiliates:
Investment advisory fees	1,906
Distribution fees	7
Trustees' fees and officer compensation	997
Other accounts payable and accrued liabilities	61,711
Total liabilities	95,622
NET ASSETS	$2,796,880
COMPOSITION OF NET ASSETS
Paid in capital	$2,671,326
Accumulated distributable earnings (loss)	125,554
NET ASSETS	$2,796,880
CLASS A SHARES
Net assets applicable to shares outstanding	$121,078
Shares outstanding	11,577
Net asset value and redemption price per share	$10.46
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$10.98
CLASS C SHARES
Net assets applicable to shares outstanding	$104,266
Shares outstanding	10,000
Net asset value and redemption price per share	$10.43
CLASS I SHARES
Net assets applicable to shares outstanding	$2,466,846
Shares outstanding	235,633
Net asset value and redemption price per share	$10.47
CLASS R6 SHARES
Net assets applicable to shares outstanding	$104,690
Shares Outstanding	10,000
Net asset value and redemption price per share	$10.47

See accompanying Notes to Financial Statements

CALAMOS ANTETOKOUNMPO SUSTAINABLE EQUITIES TRUST SEMIANNUAL REPORT

Statement of Operations February 3, 2023(a) through June 30, 2023 (Unaudited)

INVESTMENT INCOME
Interest	$199
Dividends	18,339
Dividend taxes withheld	(409)
Total investment income	18,129
EXPENSES
Investment advisory fees	8,759
Distribution fees
Class A	112
Class C	401
Registration fees	33,596
Legal fees	20,276
Audit fees	18,056
Trustees' fees and officer compensation	6,760
Transfer agent fees	6,672
Accounting fees	6,562
Printing and mailing fees	5,476
Custodian fees	2,664
Fund administration fees	1,184
Other	13,043
Total expenses	123,561
Less expense reductions	(111,713)
Net expenses	11,848
NET INVESTMENT INCOME (LOSS)	6,281
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(17,470)
Change in net unrealized appreciation/(depreciation) on:
Investments	136,743
NET GAIN (LOSS)	119,273
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$125,554

(a)  Commencement of operations.

See accompanying Notes to Financial Statements

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Statements of Changes in Net Assets

(UNAUDITED) FEBRUARY 3, 2023(a) THROUGH JUNE 30, 2023
OPERATIONS
Net investment income (loss)	$6,281
Net realized gain (loss)	(17,470)
Change in unrealized appreciation/(depreciation)	136,743
Net increase (decrease) in net assets resulting from operations	125,554
CAPITAL SHARE TRANSACTIONS	2,571,326
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,696,880
NET ASSETS
Beginning of period	$100,000
End of period	$2,796,880

(a)  Commencement of operations.

See accompanying Notes to Financial Statements

CALAMOS ANTETOKOUNMPO SUSTAINABLE EQUITIES TRUST SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Antetokounmpo Sustainable Equities Trust (the "Trust"), a Delaware statutory trust organized on August 15, 2022, consists of a single series, Calamos Antetokounmpo Sustainable Equities Fund (the "Fund"), which commenced operations on February 3, 2023. Prior to commencement of operations, the Fund had issued 10,000 shares of beneficial interest at an aggregate purchase price of $100,000 to Calamos Investments, LLC, the parent of Calamos Advisors, LLC. The Trust currently offers Class A, Class C, Class I, and Class R6 shares. The Fund's investment objective is long-term capital appreciation.

Calamos Antetokounmpo Asset Management LLC ("CGAM") serves as the Fund's adviser ("Advisor"). CGAM is jointly owned by Calamos Advisors LLC and Original C Fund, LLC, an entity whose voting rights are wholly owned by Original PE, LLC which, in turn, is wholly owned by Giannis Sina Ugo Antetokounmpo. Calamos Advisors LLC serves as the Fund's subadviser ("Subadviser").

The Fund will, under normal circumstances, invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of issuers domiciled in the U.S. that, in the view of the Subadviser have above average growth potential and meet certain environmental, social and governance ("ESG") criteria. The Fund may invest up to 20% of its net assets in American Depositary Receipts ("ADRs"), which are securities representing equity ownership in foreign issuers. The Fund may invest in companies of any size and seeks diversification by economic sector.

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The Portfolio adheres to the accounting and reporting requirements set forth in Accounting Standards Update 2013-08—Financial Services-Investment Companies (Topic 946): Disclosures about Investments in Other Investment Companies ("ASU 2013-08"). Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The Fund's Board of Trustees ("Board" or "Trustees"), including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, have designated the Advisor to perform fair valuation determinations related to all Fund investments under the oversight of the Board. As "valuation designee" the Advisor has adopted procedures to guide the determination of the NAV on any day on which the Fund's NAVs are determined. The valuation of the Fund's investments is in accordance with these procedures.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time the Fund determines its net asset value ("NAV"). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the Board. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the Board or based on a quotation provided by the counterparty to such option under the ultimate supervision of the Board.

Securities that are principally traded in foreign markets are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund's NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee.

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Notes to Financial Statements (Unaudited)

The Fund also may use fair value pricing, pursuant to guidelines adopted by the Advisor, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund's pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the Advisor, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of June 30, 2023. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, Calamos Long/Short Equity & Dynamic Income Trust, Calamos Antetokounmpo Sustainable Equities Trust, and Calamos ETF Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund's taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements.

Indemnifications. Under the Trust's organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the

CALAMOS ANTETOKOUNMPO SUSTAINABLE EQUITIES TRUST SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund's management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with CGAM, the Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund at the annual rate of 0.85%.

The Fund reimburses Calamos Advisors LLC for a portion of compensation paid to the Trust's Chief Compliance Officer. This compensation is reported as part of the "Trustees' fees and officer compensation" expense on the Statement of Operations.

A Trustee and certain officers of the Trust are also officers and directors of CGAM. A Trustee and certain officers of the Fund are also officers and/or directors of Calamos Advisors LLC. Such Trustee and officers serve without direct compensation from the Trust. The Trust's Statement of Additional Information contains additional information about the Trust's Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended June 30, 2023 were as follows:

	U.S. GOVERNMENT SECURITIES	OTHER
Cost of purchases	$—	$226,954
Proceeds from sales	—	76,661

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows*:

Cost basis of investments	$2,546,153
Gross unrealized appreciation	226,042
Gross unrealized depreciation	(89,299)
Net unrealized appreciation (depreciation)	$136,743

*  Because tax adjustments are calculated annually, the above table does not reflect tax adjustments.

Note 4 – Income Taxes

No distributions were paid for the period ended June 30, 2023. The tax character of any distributions for the year will be determined at the end of the Fund's current fiscal year.

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs Over-The-Counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from

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Notes to Financial Statements (Unaudited)

counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund's custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty. The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund's custodian. The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

As of June 30, 2023, the Fund had no outstanding forward foreign currency contracts.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds ("ETFs"). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in a Fund's portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of June 30, 2023, the Fund had no outstanding purchased options and/or written options.

Note 6 – Fair Value Measurements

Various inputs are used to determine the value of the Fund's investments. These inputs are categorized into three broad levels as follows:

•  Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•  Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•  Level 3 – Prices reflect unobservable market inputs (including the Fund's own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

CALAMOS ANTETOKOUNMPO SUSTAINABLE EQUITIES TRUST SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund's investments.

The following is a summary of the inputs used in valuing the Fund's holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$2,682,896	$—	$—	$2,682,896
Total	$2,682,896	$—	$—	$2,682,896

Note 7 – Capital Share Transactions

The following table summarizes the activity in capital shares of the Fund for the period February 3, 2023(a) through June 30, 2023:

Class A	Shares	Dollars
Shares sold	11,577	$115,804
Shares issued as reinvestment of distributions	—	—
Less shares redeemed	—	—
Net increase (decrease)	11,577	$115,804
Class C	Shares	Dollars
Shares sold	10,000	$100,000
Shares issued as reinvestment of distributions	—	—
Less shares redeemed	—	—
Net increase (decrease)	10,000	$100,000
Class I	Shares	Dollars
Shares sold	225,633	$2,255,522
Shares issued as reinvestment of distributions	—	—
Less shares redeemed	—	—
Net increase (decrease)	225,633	$2,255,522
Class R6	Shares	Dollars
Shares sold	10,000	$100,000
Shares issued as reinvestment of distributions	—	—
Less shares redeemed	—	—
Net increase (decrease)	10,000	$100,000

(a)  Commencement of operations.

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Financial Highlights

Selected data for a share outstanding throughout the period was as follows:

	CLASS A
	(Unaudited) February 3, 2023• through June 30, 2023
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.02
Net realized and unrealized gain (loss)	0.44
Total from investment operations	0.46
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions**	—
Net asset value, end of period	$10.46
Ratios and supplemental data:
Total return(b)	4.60%
Net assets, end of period (000)	$121
Ratio of net expenses to average net assets	1.35	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	12.19	%(c)
Ratio of net investment income (loss) to average net assets	0.41	%(c)
	(Unaudited) February 3, 2023• through June 30, 2023
Portfolio turnover rate	5%

•  Commencement of operations.

**  Distribution, if any, for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS ANTETOKOUNMPO SUSTAINABLE EQUITIES TRUST SEMIANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout the period was as follows:

	CLASS C
	(Unaudited) February 3, 2023• through June 30, 2023
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.02	)(b)
Net realized and unrealized gain (loss)	0.45
Total from investment operations	0.43
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions**	—
Net asset value, end of period	$10.43
Ratios and supplemental data:
Total return(c)	4.30%
Net assets, end of period (000)	$104
Ratio of net expenses to average net assets	2.10	%(d)
Ratio of gross expenses to average net assets prior to expense reductions	12.94	%(d)
Ratio of net investment income (loss) to average net assets	(0.35	)%(d)

•  Commencement of operations.

**  Distribution, if any, for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to class specific expenses.

(c)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(d)  Annualized.

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Financial Highlights

Selected data for a share outstanding throughout the period was as follows:

	CLASS I
	(Unaudited) February 3, 2023• through June 30, 2023
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.03
Net realized and unrealized gain (loss)	0.44
Total from investment operations	0.47
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions**	—
Net asset value, end of period	$10.47
Ratios and supplemental data:
Total return(b)	4.70%
Net assets, end of period (000)	$2,467
Ratio of net expenses to average net assets	1.10	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	11.94	%(c)
Ratio of net investment income (loss) to average net assets	0.66	%(c)

•  Commencement of operations.

**  Distribution, if any, for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS ANTETOKOUNMPO SUSTAINABLE EQUITIES TRUST SEMIANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout the period was as follows:

	CLASS R6
	(Unaudited) February 3, 2023• through June 30, 2023
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.03
Net realized and unrealized gain (loss)	0.44
Total from investment operations	0.47
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions**	—
Net asset value, end of period	$10.47
Ratios and supplemental data:
Total return(b)	4.70%
Net assets, end of period (000)	$105
Ratio of net expenses to average net assets	1.10	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	11.94	%(c)
Ratio of net investment income (loss) to average net assets	0.65	%(c)

•  Commencement of operations.

**  Distribution, if any, for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Calamos Antetokounmpo Sustainable Equities Trust

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Antetokounmpo Sustainable Equities Fund (the "Fund"), a series of Calamos Antetokounmpo Sustainable Equities Trust (the "Trust"), as of June 30, 2023, the related statements of operations, changes in net assets, and the financial highlights for the period from February 3, 2023 (commencement of operations) to June 30, 2023, and the related notes (collectively referred to as the "interim financial information"). Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial information for it to be in conformity with accounting principles generally accepted in the United States of America.

Basis for Review Results

This interim financial information is the responsibility of the Fund's management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

August 9, 2023

Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

CALAMOS ANTETOKOUNMPO SUSTAINABLE EQUITIES TRUST SEMIANNUAL REPORT

Trustee Approval of Management Agreement

The Board of Trustees ("Board" or the "Trustees") of Calamos Antetokounmpo Sustainable Equities Trust ("Trust"), on behalf of Calamos Antetokounmpo Sustainable Equities Fund (the "Fund"), oversees the management of the Fund, and, as required by law, determines whether to approve or (annually thereafter) continue the Fund's management agreement with CGAM LLC ("Adviser") and the investment sub-advisory agreement by and among the Fund, the Adviser and Calamos Advisors LLC ("Sub-Adviser") pursuant to which the Adviser serves as the investment manager and provides certain administrative services for the Fund and the Sub-Adviser serves as investment sub-adviser. The "Independent Trustees," who comprise more than 80% of the Board, have never been affiliated with the Adviser or the Sub-Adviser.

In connection with their consideration regarding the initial approval of the management agreement investment sub-advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by the Adviser and Sub-Adviser in response to detailed requests from the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of the Adviser and Sub-Adviser, they met separately in executive session with their counsel.

At a meeting held on October 31, 2022,* based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between the Fund and the Adviser and Sub-Adviser were fair in light of the nature, quality and extent of the services to be provided by the Adviser, Sub-Adviser and their affiliates, as applicable, the proposed fees to be charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the management agreement and investment sub-advisory agreement with respect to the Fund through October 31, 2024, subject to possible earlier termination as provided in such agreements.

In connection with its consideration of the management agreement and investment sub-advisory agreement with respect to the Fund, the Board considered, among other things: (i) the nature, quality and extent of the Adviser's and Sub-Adviser's services to be provided, (ii) the fees and other expenses to be paid by the Fund as well as expense information for comparable funds, (iii) the estimated profitability of the Adviser and Sub-Adviser and their affiliates from their relationship with the Fund, (iv) whether economies of scale may be realized as the Fund grows and whether potential economies may be shared, in some measure, with the Fund's investors; and (v) other benefits to the Adviser and Sub-Adviser from their relationship with the Fund. In the Board's deliberations, no single factor was responsible for the Board's decision to approve the management agreement and investment sub-advisory agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Quality and Extent of Services. The Board's consideration of the nature, quality and extent of the Adviser's and Sub-Adviser's services to be provided to the Fund took into account the knowledge that may be gained from the Board's meetings with the Sub-Adviser throughout the years. In addition, the Board considered: the Sub-Adviser's long-term history of managing other funds in the Calamos fund complex; the consistency of the Sub-Adviser's investment approach; the Sub-Adviser's recent acquisition of Pearl Impact Capital LLC ("Pearl Impact"); the background and experience of Messrs. Madden and Tursich (who are now employees of the Sub-Adviser) who will play key roles in managing the Fund; the Sub-Adviser's provision of administrative services for other funds in the Calamos fund complex, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications; and the "dual-hatting" arrangement in place between the Advisor and Sub-Adviser with respect to employees of the Sub-Adviser that will provide services to the Adviser. The Board also reviewed the Adviser's and Sub-Adviser's resources and key personnel expected to be involved in providing investment management and investment sub-advisory services to the Fund. The Board also considered compliance reports about the Adviser and Sub-Adviser from the Trust's Chief Compliance Officer. The Board concluded that the nature, quality and extent of the services to be provided by the Adviser and Sub-Adviser to the Fund were appropriate and consistent with the management agreement and investment sub-advisory agreement and that the Fund was likely to benefit from services to be provided under the management agreement with the Adviser and the investment sub-advisory agreement with the Sub-Adviser.

Investment Performance of the Fund. Because the Fund had not commenced operations at the time, the Board did not consider the investment performance of the Fund.

*  The meeting was held via videoconference in reliance on an exemptive order issued by the Securities and Exchange Commission on June 19, 2020.

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Trustee Approval of Management Agreement

Costs of Services Provided and Profits Realized by the Adviser and Sub-Adviser. Using information provided by an independent third-party service provider, the Board evaluated the Fund's proposed management fee rate and sub-advisory fee rate compared to the median management fee rate and sub-advisory fee rate for other mutual funds similar in size to the estimated size of the Fund, character and investment strategy (the "Expense Group") and estimated total expense ratio compared to the median total expense ratio of the Expense Group. The Board considered that the Fund's estimated total net expense ratio and proposed management fee rate are both higher than the respective medians of the Expense Group but that the proposed investment advisory fee was lower than the median of the Expense Group. The Board also took into account, however, the Adviser's agreement to cap expenses of the Fund. The Board noted that under the contractual expense cap, the total annual expenses for the Fund's Class A shares, Class C shares and Class I shares are capped at 1.35%, 2.10% and 1.10% of average net assets, respectively, through December 1, 2025 and that the Fund's annual ordinary operating expenses for Class R6 shares are limited (as a percentage of average net assets) to 1.10% less the Fund's annual sub-transfer agency ratio. Lastly, the Board considered the Adviser's and Sub-Adviser's confidence in the Sub-Adviser's investment team to deliver favorable performance and scale given its track record with other accounts that it manages. In light of all the information presented, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve the management agreement and investment sub-advisory agreement.

Economies of Scale. The Board noted that while the proposed management fee does not contain breakpoints, the Adviser had agreed to contractually cap total annual expenses for the Fund's Class A shares, Class C shares and Class I shares at 1.35%, 2.10% and 1.10% of average net assets, respectively, through December 1, 2025 and noted that the Fund's annual ordinary operating expenses for Class R6 shares are limited (as a percentage of average net assets) to 1.10% less the Fund's annual sub-transfer agency ratio.

Profitability. The Board considered information on the anticipated profitability of the Adviser and Sub-Adviser in serving as the Fund's investment manager and investment sub-adviser, respectively, and of the Adviser and Sub-Adviser and their affiliates in their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the funds in the Calamos fund complex and the Adviser's and Sub-Adviser's other business units.

Other Benefits Derived from the Relationship with the Fund. The Board considered other benefits that could accrue to the Adviser and Sub-Adviser and their affiliates from their relationship with the Fund. The Board concluded that while each of the Adviser and Sub-Adviser may potentially benefit from its relationship with the Fund in ways other than the proposed fees payable by the Fund, the Fund also may benefit from its relationship with the Adviser and Sub-Adviser in ways other than the services to be provided by the Adviser and Sub-Adviser and their affiliates pursuant to their agreements with the Fund and the proposed fees payable by the Fund.

The Board also considered the Sub-Adviser's proposed use of a portion of the commissions to be paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Sub-Adviser and concluded, based on reports from the Fund's Chief Compliance Officer, that the Sub-Adviser's use of "soft" commission dollars to obtain research products and services is consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the Trust's proposed management agreement with the Adviser and the proposed investment sub-advisory agreement with the Sub-Adviser with respect to the Fund were in the best interest of the Fund and its prospective shareholders.

CALAMOS ANTETOKOUNMPO SUSTAINABLE EQUITIES TRUST SEMIANNUAL REPORT

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless accompanied by a currently effective prospectus of the Fund. The views expressed in this report reflect those of Calamos Antetokounmpo Asset Management LLC and/or Calamos Advisors LLC only through June 30, 2023.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds' proxy voting record for the 12-month period ended June 30* are available free of charge upon request by calling 800.582.6959 or by visiting the Calamos Web site at www.calamos.com. The Funds' proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling the phone number provided above or by visiting the SEC Web site at www.sec.gov.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:
Calamos Antetokounmpo Asset Management LLC
2020 Calamos Court
Naperville, IL 60563

SUBADVISER:
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563

CUSTODIAN AND FUND ACCOUNTING AGENT:
State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:
U.S. Bank Global Fund Services
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:
Ropes & Gray LLP
Chicago, IL

*  The Fund's first proxy voting record for the period from February 3, 2023, through June 30, 2023, will be available on August 31, 2023.

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959
www.calamos.com

© 2023. All Rights Reserved. Calamos® is a registered trademark of Calamos Investments LLC.

SESAN 0623

Item 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable for this semiannual report.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Antetokounmpo Sustainable Equities Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	August 25, 2023

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	August 25, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	August 25, 2023

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	August 25, 2023